                                                                   EXHIBIT 10.30


Recording Requested by
and When Recorded, Return to:

Santa Fe Concessions, Inc.
1805 South Bellaire, Suite 325
Denver, CO 80222
Site No. 06-0953

--------------------------------------------------------------------------------
                    (SPACE ABOVE LINE FOR RECORDER'S USE)

                          MEMORANDUM OF ASSIGNMENT AND
                   ASSUMPTION OF LEASE AGREEMENT AND CONSENT

THIS MEMORANDUM OF ASSIGNMENT AND ASSUMPTION OF LEASE AGREEMENT AND CONSENT ("Memorandum") is made this 19th day of March, 1996, by Vectra Bank, fka First National Bank of Denver ("Landlord"), whose mailing address is: 1650 South Colorado Boulevard, Denver, CO, and Taco Caliente, Inc., an Arizona corporation ("Assignor"), whose mailing address is: 17901 Von Karman, Irvine, CA 92714, and Santa Fe Concessions, Inc., a Colorado corporation ("Assignee"), whose mailing address is: 1805 South Bellaire, Suite 325, Denver, CO 80222.

EFFECTIVE DATE OF ASSIGNMENT OF LEASE: March 19, 1996.

DESCRIPTION OF PREMISES: See Exhibit "A" attached.

INITIAL TERM OF LEASE: Commencement Date: February 1, 1996; Expiration Date:
January 31, 2016.

RENEWAL OPTIONS: Provided tenant is not in default of its obligations under the lease, tenant shall have the option to extend the term of the lease for four
(4) additional periods of five (5) years each.

RIGHT OF FIRST REFUSAL: No.

The purpose of this Memorandum is to give notice of the Lease and of the rights created thereby, all of which are hereby confirmed.

IN WITNESS WHEREOF, the parties have executed this Memorandum as of the dates set forth in their respective acknowledgments.

LANDLORD:

Vectra Bank, fka First National            Attest: /s/ Tracie Davis
Bank of Denver                                     ---------------------------


By: /s/ Ray L. Nash
    ---------------------------------
Its: CFO
Date: March 19, 1996





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
Site No. 06-0953

ASSIGNEE:

Santa Fe Concessions, Inc.,
a Colorado corporation

By: /s/ Robert L. Alvarado
    ----------------------------------
Its: President
Date: March 19, 1996


ASSIGNOR:

Taco Caliente, Inc.,
an Arizona corporation

By: /s/ Steven L. Emmons
    ----------------------------------
Its: Assistant Secretary
Date: March 19, 1996


                        ALL SIGNATURES MUST BE NOTARIZED





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
STATE OF COLORADO         )
                          )ss.
COUNTY OF DENVER          )

         The foregoing instrument was acknowledged before me this 19th day of March, 1996 by Ray L. Nash, as Chief Financial Officer of Vectra Bank, a Colorado corporation, on behalf of Vectra Bank.

         Witness my hand and official seal.

         My Commission Expires: April 30, 1998.

                                        /s/
                                        ---------------------------------------
                                        Notary Public


STATE OF COLORADO                 )
                                  )ss.
CITY AND COUNTY OF DENVER         )

         The foregoing instrument was acknowledged before me this 19th day of March, 1996, by Robert L. Alvarado as President of Santa Fe Concessions, Inc., a Colorado corporation, on behalf of said corporation.

         Witness my hand and official seal.

         My Commission Expires: April 20, 1996.

                                        /s/ Joanne Polandek
                                        ---------------------------------------
                                        Notary Public


STATE OF COLORADO                 )
                                  )ss.
CITY AND COUNTY OF DENVER         )

         The foregoing instrument was acknowledged before me this 19th day of March, 1996, by Steven L. Emmons as Assistant Secretary of Taco Bell Corp., a California corporation, on behalf of said corporation.

         Witness my hand and official seal.

         My Commission Expires: April 20, 1996.

                                        /s/ Joanne Polandek
                                        ---------------------------------------
                                        Notary Public





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
                                  EXHIBIT "A"




         PLOT 3 AND 4, BLOCK 8, MOUNTAIN VIEW PARK ACCORDING TO THE MAP OF OFFICIAL CITY SURVEY OF MOUNTAIN VIEW PARK AND FIRST ADDITION TO MOUNTAIN VIEW PARK RECORDED JULY 10, 1946 IN BOOK 19 OF MAPS AT PAGE
         13. TOGETHER WITH THE WEST HALF OF VACATED ALLEY ADJACENT TO SAID LOTS AS SHOWN IN ORDINANCE NO. 340 RECORDED JUNE 20, 1983 IN BOOK 287 AT PAGE 364, CITY AND COUNTY OF DENVER, STATE OF COLORADO





                                    10.30-4